SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 13, 2013

                         ROCKDALE RESOURCES CORPORATION
                         ------------------------------
                 (Name of Small Business Issuer in its charter)

    Colorado                      000-52692                86-1061005
  -------------------          ----------------          -----------------
(State of incorporation)     (Commission File No.)       (IRS Employer
                                                         Identification No.)

                        11044 Research Blvd. Suite A-200
                                Austin, TX 78759
                      -----------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (512) 795-2300


          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17
   CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 5.02. Departure of Directors or Certain Officers;  Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On March 13, 2013 John Barton resigned as an officer and director of the Company for personal reasons.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 13, 2013                   ROCKDALE RESOURCES CORPORATION


                                    By: /s/ Marc Spezialy
                                        ----------------------------------------
                                        Marc Spezialy, Chief Executive Officer